EXHIBIT 10.28

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF IN THE UNITED STATES OR TO UNITED STATES PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

VOID AFTER 5:00 P.M., NEW YORK TIME, ON July 31, 2002, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK TIME, ON THE NEXT BUSINESS DAY.

                               WARRANT TO PURCHASE
                                 COMMON STOCK OF

                               VAALCO ENERGY, INC.

        This certifies that, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Jefferies & Company, Inc., and its registered, permitted assigns (collectively, the "Warrantholder"), is entitled to purchase from Vaalco Energy, Inc., a corporation incorporated under the laws of the state of Delaware (the "Company"), subject to the terms and conditions hereof, at any time before 5:00 P.M., New York time, on July 31, 2002, (or, if such day is not a Business Day, at or before 5:00 P.M., New York time, on the next following Business Day), 345,325 shares of fully paid and nonassessable Common Stock, par value $.10 per share at the Exercise Price. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as provided in Article III hereof.

                                    ARTICLE I

        SECTION 1.01: DEFINITION OF TERMS. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

               (a) BUSINESS DAY: A day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed.

               (b) COMMON STOCK: Common Shares, $.10 par value, of the Company.

               (c) COMMON STOCK EQUIVALENTS: Securities that are convertible into or exercisable for shares of Common Stock.

               (d) EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

               (e) EXERCISE PRICE: U.S. $1.00 per Warrant Share, as such price may be adjusted from time to time pursuant to Article III hereof.

               (f) EXPIRATION DATE: 5:00 P.M., New York time, on July 31, 2002, or if such day is not a Business Day, the next succeeding day which is a Business Day.
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               (g) HOLDER: A Holder of Warrants.

               (h) NASD: National Association of Securities Dealers, Inc., and
        NASDAQ: NASD Automatic Quotation System.

               (i) PERSON: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

               (j) SEC: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

               (k) SECURITIES ACT: The Securities Act of 1933, as amended.

               (l) WARRANTS: This Warrant and all other warrants that may be issued in its or their place (together evidencing the right to purchase an aggregate of 345,325 shares of Common Stock), originally issued to Jefferies & Company, Inc.

               (m) WARRANTHOLDER: The person(s) or entity(ies) to whom this Warrant is originally issued, or any successor in interest thereto, or any assignee or transferee thereof, in whose name this Warrant is registered upon the books to be maintained by the Company for that purpose.

               (n) WARRANT SHARES: Common Stock, Common Stock Equivalents and other securities purchased or purchasable upon exercise of the Warrants.

               (o) $ or DOLLARS: United States dollars.

                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

        SECTION 2.01: DURATION OF WARRANT. The Warrantholder may exercise this Warrant at any time and from time to time before 5:00 P.M., New York time, on the Expiration Date. If this Warrant is not exercised on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

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        SECTION 2.02: EXERCISE OF WARRANT.

               (a) The Warrantholder may exercise this Warrant, in whole or in part, as follows:

                      (i) by presentation and surrender of this warrant to the
               Company at its corporate office at 4600 Post Oak Place, Suite 309, Houston, Texas 77027, or at the office of its stock transfer agent, if any, with the Subscription Form annexed hereto duly executed and accompanied by payment of the full Exercise Price for each Warrant Share to be purchased by means of a cashiers or certified check; or

                      (ii) By presentation and surrender of this Warrant to the
               Company at its principal executive offices with a Cashless Exercise Form annexed hereto duly executed (a "Cashless Exercise"). In the event of a Cashless Exercise, the Warrantholder shall exchange its warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares by a fraction, the numerator of which shall be the amount by which the then current market price per share of Common Stock exceeds the Exercise Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 2.02(a)(ii), the then current market price per share of Common Stock at any date shall be deemed to be the last sale price of the Common Stock on the business day prior to the date of the Cashless Exercise or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing bid price of the Common Stock as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price of the Common Stock as determined by the Board of Directors in good faith.

               (b) Upon receipt of this Warrant with the Subscription Form fully executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, or, in the case of Section 2.02(a)(ii), with the Cashless Exercise Form duly executed, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised (adjusted to reflect the effect of the anti-dilution provisions contained in Article III hereof, if any, and as provided in
        Section 2.04 hereof) in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock may not then be actually delivered to the Warrantholder. If at the time this Warrant is exercised, a Registration Statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of this Warrant, the Company may require the Warrantholder to make such representations, and may place such legends on certificates

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        representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

               (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

               (d) The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issue of this Warrant or in respect of the issue of any Warrant Shares.

        SECTION 2.03: RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

        SECTION 2.04: FRACTIONAL SHARES. The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.04, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Exercise Price, issue the greatest number of whole shares purchasable upon exercise of this Warrant for which payment in full of the Exercise Price has been received. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a share to which the Warrantholder would otherwise be entitled.

        SECTION 2.05: LISTING. Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation systems, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

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                                   ARTICLE III

                      ADJUSTMENT OF SHARES OF COMMON STOCK
                         PURCHASABLE AND EXERCISE PRICE

        The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article III.

        SECTION 3.01: MECHANICAL ADJUSTMENTS.

               (a) If at any time prior to the exercise of this Warrant in full, the Company shall (i) declare a dividend or make a distribution on the Common Stock payable in shares of its Common Stock; (ii) subdivide, reclassify or recapitalize the outstanding Common Stock into a greater number of shares of Common Stock; (iii) combine, reclassify or recapitalize its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this paragraph 3.01(a) shall be made successively and become effective immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

               (b) If at any time prior to the exercise of this Warrant in full, the Company shall (i) issue or sell any Common Stock or Common Stock Equivalents without consideration or for consideration per share of Common Stock less than the current market price per share of Common Stock on the date of such issuance or sale as defined in Section 3.01(e) (other than pursuant to employee benefit or compensation arrangements and other than pursuant to subscription rights, options or warrants which had a subscription, exercise, purchase or conversion price equal to or greater than the current market price per share on the effective date of issuance or grant of such rights, options or warrants) or (ii) fix a record date for the issuance of subscription rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or Common Stock Equivalents) at a price (or having an exercise or conversion price per share) less than the current market price of the Common Stock (as determined pursuant to Section 3.01(e)) on the record date described below, the Exercise Price shall be adjusted so that the Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such sale or issuance (which date in the event of distribution to shareholders shall be deemed to be the record date set by the Company to determine shareholders entitled to participate in such distribution) by a fraction, the numerator of which shall be (i) the number of shares of Common Stock outstanding on the date of such sale or issuance, plus (ii) the number of

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        additional shares of Common Stock which the aggregate consideration received by the Company upon such issuance or sale (plus the aggregate of any additional amount to be received by the Company upon the exercise of such subscription rights, options or Warrants) would purchase at such current market price per share of the Common Stock immediately prior to the date of such issuance or sale; and the denominator of which shall be
        (i) the number of shares of Common Stock outstanding on the date of such issuance or sale, plus (ii) the number of additional shares of Common Stock offered for subscription or purchase (or into which the Common Stock equivalents so offered are exercisable or convertible). Any adjustments required by this paragraph 3.01(b) shall be made immediately after such issuance or sale or record date, as the case may be unless the offering period of such Common Stock or Common Stock Equivalents, or the period in which such rights, options or warrants may be exercised or converted, shall expire in 90 days or less, in which case such event shall be given effect immediately after the expiration of such period based upon the number of shares of Common Stock (or Common Stock Equivalents) actually delivered; provided that should any Warrant be exercised during such period, the number of shares of Common Stock issuable upon such exercise shall be recalculated giving effect to any adjustment made at the end of such period in respect of such event and an appropriate number of additional shares of Common Stock shall be issued in respect of such exercise. Such adjustments shall be made successively whenever such event shall occur. In the event that such period shall be greater than 90 days, then to the extent that shares of Common Stock (or Common Stock Equivalents) are not delivered after the expiration of such subscription rights, options or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or Common Stock Equivalents) actually delivered.

               (c) If at any time prior to the exercise of this Warrant in full, the Company shall fix a record date for the issuance or making a distribution to all holders of the Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness, any other securities of the Company or any cash, property or other assets or securities, including without limitation shares of a subsidiary's capital stock (excluding a common stock dividend, combination, reclassification, recapitalization or issuance referred to in Section 3.01(a)), regular cash dividends or cash distributions in the ordinary course of business or subscription rights, options or warrants for Common Stock or Common Stock Equivalents (excluding those referred to in Section 3.01(b)) (any such nonexcluded event being herein called a "Special Dividend"), the Exercise Price shall be decreased immediately after the record date for such Special Dividend to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (as defined in Section 3.01(e)) on such record date less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and the denominator of which shall be the then current market price per share of Common Stock (as so determined). Any adjustment required by this paragraph 3.01(c) shall be made successively effective on the record date for the Special Dividend and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price that was in effect immediately prior to such record date.

               (d) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Exercise Price or the number of Warrant Shares purchasable upon the exercise of this Warrant, each Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Article III, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary or other corporation; provided, however, that no adjustment in respect of dividends or interest of such stock or other securities shall be made during the term of this Warrant or upon its exercise.

               (e) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to one or more of paragraphs (a), (b) and
        (c) of this Section 3.01, the Warrant Shares shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of each Warrant by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

               (f) For the purpose of any computation under this Section 3.01, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the representative closing bid price as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors of the Company.

               (g) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this paragraph (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3.01 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 3.01 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value, if any, of the Common Stock as a result of any adjustment made hereunder.

               (h) In the event that at any time, as a result of any adjustment made pursuant to Section 3.01(a), the Warrantholder thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in

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        a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section
        3.01(a).

               (i) In the case of an issue of additional Common Stock or Common Stock Equivalents for cash, the consideration received by the Company therefor, without deducting therefrom any discount or commission or other expenses paid by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amounts of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as reasonably determined in good faith by the Board of Directors of the Company (but without deduction of any compensation, discounts or expenses paid or incurred by the Company for, and in the underwriting of, or otherwise in connection with, the issuance thereof). The term issue shall include the sale or other disposition of shares held by or on account of the Company or in the treasury of the Company but until so sold or otherwise disposed of such shares shall not be deemed outstanding.

        SECTION 3.02: NOTICES OF ADJUSTMENT. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by its President, and by any Vice President, Treasurer or Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made. The certificate of any independent firm of public accountants of recognized standing selected by the Board of Directors of the Company shall be conclusive evidence of the arithmetic correctness of any computation made under this Section 3.

        SECTION 3.03: NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section
3.01 of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

        SECTION 3.04: PRESERVATION OF PURCHASE RIGHTS IN CERTAIN TRANSACTIONS. In case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock) or in case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition to such transaction cause such successor or purchasing corporation, as the case may be, to execute with the Warrantholder an agreement granting the Warrantholder the right thereafter, upon payment of the Exercise Price in effect immediately prior to such transaction, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive as a result of such transaction had this Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments in respect of such shares of stock and other securities and property, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article III and shall provide that such rights may be exercised at any time prior to the Expiration Date. In the event that in connection with any such

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transaction, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Article III. The provisions of this Section 3.04 shall similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyance.

        SECTION 3.05: FORM OF WARRANT AFTER ADJUSTMENTS. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant, as initially issued.

        SECTION 3.06: TREATMENT OF WARRANTHOLDER. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

                                   ARTICLE IV

                          OTHER PROVISIONS RELATING TO

                             RIGHTS OF WARRANTHOLDER

        SECTION 4.01: NO RIGHTS AS SHAREHOLDERS: NOTICE TO WARRANTHOLDERS. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or his or its transferees the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company. The Company shall give notice to the Warrantholder by registered mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

               (a) the Company shall authorize the payment of any dividend to all holders of Common Stock;

               (b) the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or Common Stock Equivalents or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrant;

               (c)  a dissolution, liquidation or winding up of the Company; or

               (d) a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

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Such giving of notice shall be completed at least 15 Business Days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend, distribution, or subscription rights, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

        SECTION 4.02: LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, upon receipt by the Company of evidence of ownership reasonably satisfactory to it and on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

        SECTION 4.03: SPLIT-UP, COMBINATION, EXCHANGE AND TRANSFER OF WARRANTS. This Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, he or it shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant.

        SECTION 4.04: REGISTRATION RIGHTS. The Warrant and the Warrant Shares, once issued, are subject to the rights and benefits of the Registration Rights Agreement dated, July 31, 1997, between the Company, Jefferies & Company, Inc., and others; provided, however, that notwithstanding anything in such Registration Rights Agreement to the contrary, the Company hereby consents to the transfer of the registration rights contained therein with respect to the Warrant and the Warrant Shares to the extent that transfers of the Warrant and the Warrant Shares are permitted hereunder.

                                    ARTICLE V
                                  OTHER MATTERS

        SECTION 5.01: AMENDMENTS AND WAIVERS. The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Warrants. Holders shall be bound by any consent authorized by this Section whether or not Certificates representing such Warrants have been marked to indicate such consent.
        SECTION 5.02: GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, U.S.A.

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        SECTION 5.03: SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        SECTION 5.04: ATTORNEYS' FEES. In any action or proceeding brought to enforce any provisions of this Warrant, or where any provisions hereof or thereof are validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

        SECTION 5.05: COMPUTATIONS OF CONSENT. Whenever the consent or approval of Holders of a specified percentage of Warrants is required hereunder, Warrants held by the Company or its affiliates (other than the Warrantholder or subsequent Holders if they are deemed to be such affiliates solely by reason of their holdings of such Warrants) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

        SECTION 5.06: NOTICE. Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered in person or by registered mail (return receipt requested) to the Holder addressed to him in care of Jefferies & Company, Inc., 650 Fifth Avenue, 4th Floor, New York, New York 10019, or, if the Holder has designated by notice in writing to the Company any other address, to such other address, and if to the Company, addressed to it at:

                         4600 Post Oak Place, Suite 309
                              Houston, Texas 77027

        The Company may change its address by written notice to the Holder and the Holder may change its address by written notice to the Company.

        SECTION 5.07: INVESTMENT REPRESENTATION OF THE HOLDER. By accepting delivery of this Warrant, the Holder represents to the Company that it has acquired this Warrant solely for its own account for investment and not with a view to distribution or sale in violation of the Securities Act, but subject, nevertheless, to any requirement of law that the disposition of the Holder's property be at all times within its control. The Holder represents that it understands that this Warrant has been issued in a transaction that is exempt from the registration requirements of the Securities Act and that this Warrant must be held by the Holder and may not be resold unless subsequently registered under the Securities Act or an exemption from such registration is available.

        SECTION 5.08: CURRENCY. All amounts used in this Agreement are expressed in U.S. Dollars unless otherwise specified.

        IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the ______ day of ___________________, 1997.

                                            VAALCO ENERGY, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

Attest:______________________________
               Secretary

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificate)

        For value received,_____________ hereby sells, assigns and transfers unto _______________the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

        Name(s) of
        ASSIGNEE(s)                  ADDRESS                     NO. OF WARRANTS

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:_________________________, 19

                                                Note: The above signature should
                                                correspond exactly with the name
                                                on the face of this Warrant
                                                Certificate

                                SUBSCRIPTION FORM

                    (To be executed upon exercise of Warrant)

:

        The undersigned hereby irrevocably elects to exercise the right of purchaser represented by the within Warrant Certificate for, and to purchase thereunder,____________________________ shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check for the amount of $________________________ .

        Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                                             Name

                                            (Please print Name, Address and
                                             Social  Security No.)

                                             Signature

                                    Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

        And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

                             CASHLESS EXERCISE FORM

    (To be executed upon exercise of Warrant pursuant to Section 2.02(a)(ii))

        The undersigned hereby irrevocably elects to Exchange its Warrant for such shares of Common Stock pursuant to the Cashless Exercise provisions of the within Warrant Certificate, as provided for in Section 2.02(a)(ii) of such Warrant Certificate.

        Please issue a certificate or certificates for such Common Stock in the name of:

                                             Name

                                            (Please print Name, Address and
                                             Social  Security No.)

                                             Signature

NOTE: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

        And if said number of shares shall not be all the shares exchangeable or purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of the undersigned for the balance remaining of the shares purchasable rounded up to the next higher number of shares.